FORM OF
                         NEUBERGER BERMAN EQUITY FUNDS
                                    CLASS C
                          PLAN PURSUANT TO RULE 12B-1

                                   SCHEDULE A

Class C of the following series of Neuberger Berman Equity Funds are subject to this Plan Pursuant to 12b-1, at the fee rates specified:


                                                                Distribution Fee (as a Percentage
                                                                of Average Daily Net Assets of
Series                                                          Class C)
--------------------------------------------------------------------------------

Neuberger Berman Equity Income Fund                                         0.75%
Neuberger Berman Global Climate Change Fund                                 0.75%
Neuberger Berman Global Real Estate Fund                                    0.75%
Neuberger Berman International Large Cap Fund                               0.75%
Neuberger Berman Large Cap Disciplined Growth Fund                          0.75%
Neuberger Berman Select Equities Fund                                       0.75%


                                                                Service Fee (as a Percentage of
                                                                Average Daily Net Assets of Class
Series                                                          C)
--------------------------------------------------------------------------------

Neuberger Berman Equity Income Fund                                         0.75%
Neuberger Berman Global Climate Change Fund                                 0.75%
Neuberger Berman Global Real Estate Fund                                    0.25%
Neuberger Berman International Large Cap Fund                               0.25%
Neuberger Berman Large Cap Disciplined Growth Fund                          0.25%
Neuberger Berman Select Equities Fund                                       0.25%



Dated: April 22, 2008